Risk Management Activities	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Risk Management Activities
Risk Management Activities
A. Net Risk Management Assets and Liabilities

Aggregate net risk management assets and (liabilities) are as follows:

As at Dec. 31, 2017
	Cash flow hedges	Fair value hedges	Not designated as a hedge	Total
Commodity risk management
Current	74	—	7	81
Long-term	636	—	11	647
Net commodity risk management assets	710	—	18	728
Other
Current	—	—	37	37
Long-term	—	—	(3)	(3)
Net other risk management assets (liabilities)	—	—	34	34

Total net risk management assets (liabilities)	710	—	52	762

As at Dec. 31, 2016
	Cash flow hedges	Fair value hedges	Not designated as a hedge	Total
Commodity risk management
Current	86	—	(16)	70
Long-term	683	—	(9)	674
Net commodity risk management assets	769	—	(25)	744
Other
Current	105	—	8	113
Long-term	59	3	1	63
Net other risk management assets (liabilities)	164	3	9	176

Total net risk management assets (liabilities)	933	3	(16)	920

Additional information on derivative instruments has been presented on a net basis below.

I. Netting Arrangements
Information about the Corporation’s financial assets and liabilities that are subject to enforceable master netting arrangements or similar agreements is as follows:

As at Dec. 31	2017				2016
	Current financial assets	Long-term financial assets	Current financial liabilities	Long-term financial liabilities	Current financial assets	Long-term financial assets	Current financial liabilities	Long-term financial liabilities
Gross amounts recognized	281	637	(159)	(38)	315	744	(113)	(53)
Gross amounts set-off	(43)	—	43	—	(24)	(3)	24	3
Net amounts as presented in the Consolidated Statements of Financial Position	238	637	(116)	(38)	291	741	(89)	(50)

II. Hedges

a. Net Investment Hedges

The Corporation’s hedges of its net investment in foreign operations in 2017 were comprised of US-dollar-denominated long-term debt with a face value of US$480 million (2016 - US$630 million). During 2016, the Corporation de-designated its foreign currency forward contracts from its net investment hedges.  The cumulative unrealized losses on these contracts will be deferred in AOCI until the disposal of the related foreign operation.
b. Cash Flow Hedges

i. Commodity Risk Management

The Corporation’s outstanding commodity derivative instruments designated as hedging instruments are as follows:

As at Dec. 31	2017		2016
Type (thousands)	Notional amount sold	Notional amount purchased	Notional amount sold	Notional amount purchased
Electricity (MWh)	1,997	44	4,916	—

During 2017, additional unrealized pre-tax gains of $2 million (2016 - nil, 2015 - $3 million) related to certain power hedging relationships that were previously de-designated and deemed ineffective for accounting purposes were released from AOCI and recognized in net earnings. The cash flow hedges were in respect of future power production expected to occur between 2012 and 2017. In the first quarter of 2011, the production was assessed as highly probable not to occur based on then forecast prices. These unrealized gains were calculated using then current forward prices that changed between then and the time the contracts settled. Had these hedges not been deemed ineffective for accounting purposes, the revenues associated with these contracts would have been recorded in net earnings when settled, the majority of which occurred during 2012; however, the expected cash flows from these contracts would not change.
As at Dec. 31, 2017, cumulative gains of $1 million (2016 - $4 million) related to certain cash flow hedges that were previously de-designated and no longer meet the criteria for hedge accounting continue to be deferred in AOCI and will be reclassified to net earnings as the forecasted transactions occur or immediately if the forecasted transactions are no longer expected to occur.

ii. Foreign Currency Rate Risk Management
The Corporation uses foreign exchange forward contracts to hedge a portion of its future foreign-denominated receipts and expenditures, and both foreign exchange forward contracts and cross-currency swaps to manage foreign exchange exposure on foreign-denominated debt not designated as a net investment hedge.
During the first quarter of 2017, the Corporation discontinued hedge accounting for certain foreign currency cash flow hedges on US$690 million of debt. As at March 31, 2017, cumulative gains on the cash flow hedges of approximately $3 million will continue to be deferred in Accumulated Other Comprehensive Income and will be reclassified to net earnings as the forecasted transactions (interest payments) occur. Changes in these risk management assets and liabilities related to these discontinued hedge positions will be reflected within net earnings prospectively.

As at Dec. 31	2017			2016
Notional amount sold	Notional amount purchased	Fair value asset	Maturity	Notional amount sold	Notional amount purchased	Fair value asset	Maturity
Foreign Exchange Forward Contracts - foreign-denominated receipts/expenditures
CAD9	USD7	—	2018	—	—	—	—
CAD14	EUR9	—	2018	—	—	—	—
AUD1	JPY119	—	2018	AUD8	JPY710	1	2017
Foreign Exchange Forward Contracts - foreign-denominated debt
—	—	—	—	CAD26	USD20	—	2018
Cross-Currency Swaps - foreign-denominated debt
—	—	—	—	CAD434	USD400	104	2017
—	—	—	—	CAD306	USD270	59	2018

iii. Effect of Cash Flow Hedges

The following tables summarize the pre-tax amounts recognized in and reclassified out of OCI related to cash flow hedges:

Year ended Dec. 31, 2017
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain (loss) recognized in OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts	163	Revenue	(172)	Revenue	—
		Fuel and purchased power	—	Fuel and purchased power	—
Foreign exchange forwards on commodity contracts	—	Revenue	—	Revenue	—
Foreign exchange forwards on project hedges	(1)	Property, plant, and equipment	—	Foreign exchange (gain) loss	—
Foreign exchange forwards on US debt	—	Foreign exchange (gain) loss	3	Foreign exchange (gain) loss	—
Cross-currency swaps	(26)	Foreign exchange (gain) loss	24	Foreign exchange (gain) loss	—
Forward starting interest rate swaps	—	Interest expense	7	Interest expense	—
OCI impact	136	OCI impact	(138)	Net earnings impact	—

Over the next 12 months, the Corporation estimates that approximately $85 million of after-tax gains will be reclassified from AOCI to net earnings. These estimates assume constant natural gas and power prices, interest rates, and exchange rates over time; however, the actual amounts that will be reclassified may vary based on changes in these factors.

Year ended Dec. 31, 2016
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain (loss) recognized in OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts	304	Revenue	(169)	Revenue	—
		Fuel and purchased power	44	Fuel and purchased power	31
Foreign exchange forwards on commodity contracts	(5)	Revenue	(16)	Revenue	(15)
Foreign exchange forwards on project hedges	(1)	Property, plant, and equipment	—	Foreign exchange (gain) loss	—
Foreign exchange forwards on US debt	(2)	Foreign exchange (gain) loss	53	Foreign exchange (gain) loss	—
Cross-currency swaps	(25)	Foreign exchange (gain) loss	(23)	Foreign exchange (gain) loss	—
Forward starting interest rate swaps	—	Interest expense	6	Interest expense	—
OCI impact	271	OCI impact	(105)	Net earnings impact	16

During December 2016, the Corporation entered into a new contract with the Ontario IESO relating to the Mississauga cogeneration facility that principally terminates the generation effective Jan. 1, 2017. Accordingly, the Corporation reclassified unrealized pre-tax cash flow commodity hedge losses of $31 million and $15 million of unrealized pre-tax cash flow foreign exchange hedge gains from AOCI to net earnings due to hedge de-designations for accounting purposes. The cash flow hedges were in respect of future gas purchases expected to occur between 2017 and 2018. See Note 8(B) for further details.

Year ended Dec. 31, 2015
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain (loss) recognized in OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts		Revenue	(110)	Revenue	5
	308	Fuel and purchased power	41	Fuel and purchased power	—
Foreign exchange forwards on commodity contracts	32	Revenue	(12)	Revenue	—
Foreign exchange forwards on project hedges	4	Property, plant, and equipment	(1)	Foreign exchange (gain) loss	—
Foreign exchange forwards on U.S. debt	10	Foreign exchange (gain) loss	(12)	Foreign exchange (gain) loss	—
Cross-currency swaps	163	Foreign exchange (gain) loss	(163)	Foreign exchange (gain) loss	—
Forward starting interest rate swaps	—	Interest expense	7	Interest expense	—
OCI impact	517	OCI impact	(250)	Net earnings impact	5

During 2015, total unrealized pre-tax gains of $6 million were released from AOCI and recognized in earnings due to hedge de-designations for accounting purposes.

c. Fair Value Hedges

i. Interest Rate Risk Management

During the first quarter of 2017, the Corporation discontinued hedge accounting for certain fair value hedges on US$50 million of debt. As at March 31, 2017, cumulative losses of approximately $2 million related to the fair value hedge, and recognized as part of the carrying value of the hedged debt, will be amortized to net earnings over the period to the debt's maturity. Changes in these risk management assets and liabilities related to these discontinued hedge positions will be reflected within net earnings prospectively. See section II(b)(ii) of this note for information on these non-hedge derivatives.
During 2016, the Corporation had converted a portion of its fixed interest rate debt with a rate of 6.65 per cent to a floating interest rate based on the US LIBOR rate using interest rate swaps as outlined below:

As at Dec. 31	2017		2016
Notional amount	Fair value asset	Maturity	Notional amount	Fair value asset	Maturity
—	—	—	USD50	3	2018

Including interest rate swaps outlined in section II(b)(ii) of this note, and the above swap in 2016, 6 per cent of the Corporation’s debt as at Dec. 31, 2017 is subject to floating interest rates (2016 - 6 per cent).
III. Non-Hedges

The Corporation enters into various derivative transactions as well as other contracting activities that do not qualify for hedge accounting or where a choice was made not to apply hedge accounting. As a result, the related assets and liabilities are classified as held for trading. The net realized and unrealized gains or losses from changes in the fair value of these derivatives are reported in earnings in the period the change occurs.
a. Commodity Risk Management

As at Dec. 31	2017		2016
Type (thousands)	Notional amount sold	Notional amount purchased	Notional amount sold	Notional amount purchased
Electricity (MWh)	14,688	7,348	19,362	19,060
Natural gas (GJ)	74,195	103,805	146,113	173,187
Transmission (MWh)	1	3,455	—	3,429
Emissions (tonnes)	516	717	1,370	1,370
Heating oil (gallons)	—	—	—	294

b. Other Non-Hedge Derivatives
i. Foreign Currency
During the first quarter of 2017, the Corporation discontinued hedge accounting for certain foreign currency cash flow hedges on US$690 million of debt. Changes in these risk management assets and liabilities related to these discontinued hedge positions will be reflected within net earnings prospectively.

As at Dec. 31		2017		2016
Notional amount sold	Notional amount purchased	Fair value asset (liability)	Maturity	Notional amount sold	Notional amount purchased	Fair value asset (liability)	Maturity
Foreign Exchange Forward Contracts - foreign-denominated receipts/expenditures
AUD170	CAD157	(9)	2018-2021	USD152	CAD216	12	2017-2020
USD73	CAD104	11	2018-2021	AUD232	CAD219	(3)	2017-2020
Foreign Exchange Forward Contracts - foreign-denominated debt
CAD294	USD230	(4)	2018	—	—	—	—
Cross Currency Swaps - foreign-denominated debt
CAD306	USD270	35	2018	—	—	—	—

ii. Interest Rate
The Corporation has converted a portion of its fixed interest rate debt with a rate of 6.65 per cent (2016 - 6.65 per cent) to a floating interest rate based on the US LIBOR rate using interest rate. The Corporation has converted a portion of its floating rate debt to a fixed rate of 4.7 per cent.

As at Dec. 31		2017		2016
	Notional amount	Fair value asset	Maturity	Notional amount	Fair value asset	Maturity
Fixed rate debt	USD50	1	2018	—	—	—
Floating rate debt	USD22	—	2018-24	—	—	—

c. Total Return Swaps
The Corporation has certain compensation, deferred, and restricted share unit programs, the values of which depend on the common share price of the Corporation. The Corporation has fixed a portion of the settlement cost of these programs by entering into a total return swap for which hedge accounting has not been applied. The total return swap is cash settled every quarter based upon the difference between the fixed price and the market price of the Corporation’s common shares at the end of each quarter.
d. Effect of Non-Hedges

For the year ended Dec. 31, 2017, the Corporation recognized a net unrealized gain of $45 million (2016 - loss of $63 million, 2015 - loss of $51 million) related to commodity derivatives.
For the year ended Dec. 31, 2017, a gain of $28 million (2016 - gain of $9 million, 2015 - loss of $1 million) related to foreign exchange and other derivatives was recognized, which is comprised of net unrealized losses of $2 million (2016 - gains of $4 million, 2015 - loss of $11 million) and net realized gains of $30 million (2016 - gains of $5 million, 2015 - gains of $10 million).
B. Nature and Extent of Risks Arising from Financial Instruments

The following discussion is limited to the nature and extent of certain risks arising from financial instruments.
I. Market Risk

a. Commodity Price Risk

The Corporation has exposure to movements in certain commodity prices in both its electricity generation and proprietary trading businesses, including the market price of electricity and fuels used to produce electricity. Most of the Corporation’s electricity generation and related fuel supply contracts are considered to be contracts for delivery or receipt of a non-financial item in accordance with the Corporation’s expected own use requirements and are not considered to be financial instruments. As such, the discussion related to commodity price risk is limited to the Corporation’s proprietary trading business and commodity derivatives used in hedging relationships associated with the Corporation’s electricity generating activities.
i. Commodity Price Risk – Proprietary Trading

The Corporation’s Energy Marketing segment conducts proprietary trading activities and uses a variety of instruments to manage risk, earn trading revenue, and gain market information.
In compliance with the Commodity Exposure Management Policy, proprietary trading activities are subject to limits and controls, including Value at Risk (“VaR”) limits. The Board approves the limit for total VaR from proprietary trading activities. VaR is the most commonly used metric employed to track and manage the market risk associated with trading positions. A VaR measure gives, for a specific confidence level, an estimated maximum pre-tax loss that could be incurred over a specified period of time. VaR is used to determine the potential change in value of the Corporation’s proprietary trading portfolio, over a three-day period within a 95 per cent confidence level, resulting from normal market fluctuations. VaR is estimated using the historical variance/covariance approach.
VaR is a measure that has certain inherent limitations. The use of historical information in the estimate assumes that price movements in the past will be indicative of future market risk. As such, it may only be meaningful under normal market conditions. Extreme market events are not addressed by this risk measure. In addition, the use of a three-day measurement period implies that positions can be unwound or hedged within three days, although this may not be possible if the market becomes illiquid.
The Corporation recognizes the limitations of VaR and actively uses other controls, including restrictions on authorized instruments, volumetric and term limits, stress-testing of individual portfolios and of the total proprietary trading portfolio, and management reviews when loss limits are triggered.
Changes in market prices associated with proprietary trading activities affect net earnings in the period that the price changes occur. VaR at Dec. 31, 2017, associated with the Corporation’s proprietary trading activities was $5 million (2016 - $2 million, 2015 - $5 million).
ii. Commodity Price Risk - Generation
The generation segments utilize various commodity contracts to manage the commodity price risk associated with electricity generation, fuel purchases, emissions, and byproducts, as considered appropriate. A Commodity Exposure Management Policy is prepared and approved annually, which outlines the intended hedging strategies associated with the Corporation’s generation assets and related commodity price risks. Controls also include restrictions on authorized instruments, management reviews on individual portfolios, and approval of asset transactions that could add potential volatility to the Corporation’s reported net earnings.
TransAlta has entered into various contracts with other parties whereby the other parties have agreed to pay a fixed price for electricity to TransAlta. While not all of the contracts create an obligation for the physical delivery of electricity to other parties, the Corporation has the intention and believes it has sufficient electrical generation available to satisfy these contracts and, where able, has designated these as cash flow hedges for accounting purposes.As a result, changes in market prices associated with these cash flow hedges do not affect net earnings in the period in which the price change occurs. Instead, changes in fair value are deferred until settlement through AOCI, at which time the net gain or loss resulting from the combination of the hedging instrument and hedged item affects net earnings.
VaR at Dec. 31, 2017, associated with the Corporation’s commodity derivative instruments used in generation hedging activities was $16 million (2016 - $19 million, 2015 - $24 million).
On asset-backed physical transactions, the Corporation’s policy is to seek own use contract status or hedge accounting treatment. For positions and economic hedges that do not meet hedge accounting requirements or for short-term optimization transactions such as buybacks entered into to offset existing hedge positions, these transactions are marked to the market value with changes in market prices associated with these transactions affecting net earnings in the period in which the price change occurs. VaR at Dec. 31, 2017, associated with these transactions was $5 million (2016 - $7 million, 2015 - $1 million).
b. Interest Rate Risk
Interest rate risk arises as the fair value or future cash flows of a financial instrument can fluctuate because of changes in market interest rates. Changes in interest rates can impact the Corporation’s borrowing costs and the capacity payments received under the PPAs. Changes in the cost of capital may also affect the feasibility of new growth initiatives.
The possible effect on net earnings and OCI due to changes in market interest rates affecting the Corporation’s floating rate debt, interest-bearing assets, financial instruments measured at fair value through profit or loss, and hedging interest rate derivatives, is outlined below. The sensitivity analysis has been prepared using management’s assessment that a 15 basis point (2016 - 15 basis point, 2015 - 15 basis point) increase or decrease is a reasonable potential change over the next quarter in market interest rates.

Year ended Dec. 31	2017		2016		2015
	Net earnings increase(1)	OCI loss(1)	Net earnings increase(1)	OCI loss(1)	Net earnings increase(1)	OCI loss(1)
Basis point change	—	—	—	—	1	—

(1)This calculation assumes a decrease in market interest rates.  An increase would have the opposite effect.
c. Currency Rate Risk
The Corporation has exposure to various currencies, such as the US dollar, the Japanese yen, the euro and the Australian dollar (“AUD”), as a result of investments and operations in foreign jurisdictions, the net earnings from those operations, and the acquisition of equipment and services from foreign suppliers.
As part of the Australian Assets transaction described in Note 4(Q), the Corporation agreed to mitigate the risks to TransAlta Renewables shareholders of adverse changes in the USD and AUD in respect of cash flows from the Australian Assets in relation to the Canadian dollar to June 30, 2020. The financial effects of the agreements eliminate on consolidation.
In order to mitigate some of the risk that is attributable to non-controlling interests, the Corporation entered into foreign currency contracts with third parties to the extent of the non-controlling interest percentage of the expected cash flow over five years to June 30, 2020. Hedge accounting was not applied to these foreign currency contracts. In 2016, a $5 million loss was recognized. In early 2017, the Corporation revised its hedging strategies related to cash flows from its foreign operations. These foreign currency contracts became part of the Corporation's revised strategy, as opposed to a separate hedge program. In 2017, a $6 million foreign exchange loss was recognized.
The Corporation also uses foreign currency contracts to hedge its expected foreign operating cash flows. Hedge accounting is not applied to these foreign currency contracts.The foreign currency risk sensitivities outlined below are limited to the risks that arise on financial instruments denominated in currencies other than the functional currency.
The possible effect on net earnings and OCI, due to changes in foreign exchange rates associated with financial instruments denominated in currencies other than the Corporation’s functional currency, is outlined below. The sensitivity analysis has been prepared using management’s assessment that an average four cent (2016 and 2015 - four cent) increase or decrease in these currencies relative to the Canadian dollar is a reasonable potential change over the next quarter.

Year ended Dec. 31	2017		2016		2015
Currency	Net earnings increase (decrease)(1)	OCI gain(1),(2)	Net earnings increase(1)	OCI gain(1),(2)	Net earnings decrease(1)	OCI gain(1),(2)
USD	(5)	—	(5)	—	2	5
AUD	(7)	—	(7)	—	(3)	—
Total	(12)	—	(12)	—	(1)	5

(1) These calculations assume an increase in the value of these currencies relative to the Canadian dollar.  A decrease would have the opposite effect.
(2) The foreign exchange impact related to financial instruments designated as hedging instruments in net investment hedges has been excluded.

II. Credit Risk
Credit risk is the risk that customers or counterparties will cause a financial loss for the Corporation by failing to discharge their obligations, and the risk to the Corporation associated with changes in creditworthiness of entities with which commercial exposures exist. The Corporation actively manages its exposure to credit risk by assessing the ability of counterparties to fulfil their obligations under the related contracts prior to entering into such contracts. The Corporation makes detailed assessments of the credit quality of all counterparties and, where appropriate, obtains corporate guarantees, cash collateral, third-party credit insurance, and/or letters of credit to support the ultimate collection of these receivables. For commodity trading and origination, the Corporation sets strict credit limits for each counterparty and monitors exposures on a daily basis. TransAlta uses standard agreements that allow for the netting of exposures and often include margining provisions. If credit limits are exceeded, TransAlta will request collateral from the counterparty or halt trading activities with the counterparty.
The Corporation uses external credit ratings, as well as internal ratings in circumstances where external ratings are not available, to establish credit limits for customers and counterparties. The following table outlines the Corporation’s maximum exposure to credit risk without taking into account collateral held, including the distribution of credit ratings, as at Dec. 31, 2017:

	Investment grade (Per cent)	Non-investment grade (Per cent)	Total (Per cent)	Total amount
Trade and other receivables(1)	87	13	100	933
Long-term finance lease receivables	96	4	100	215
Risk management assets(1)	99	1	100	903
Loan receivable(2)	—	100	100	33
Total				2,084

(1) Letters of credit and cash and cash equivalents are the primary types of collateral held as security related to these amounts.
(2) The counterparty has no external credit rating. Excludes $5 million current portion classified in trade and other receivables.

The Corporation’s maximum exposure to credit risk at Dec. 31, 2017, without taking into account collateral held or right of set-off, is represented by the current carrying amounts of receivables and risk management assets as per the Consolidated Statements of Financial Position. Letters of credit and cash are the primary types of collateral held as security related to these amounts. The maximum credit exposure to any one customer for commodity trading operations and hedging, including the fair value of open trading, net of any collateral held, at Dec. 31, 2017, was $40 million (2016 - $14 million).
III. Liquidity Risk

Liquidity risk relates to the Corporation’s ability to access capital to be used for proprietary trading activities, commodity hedging, capital projects, debt refinancing, and general corporate purposes. In December 2015, Moody’s downgraded the senior unsecured rating on TransAlta’s US bonds one notch from Baa3 to Ba1. As at Dec. 31, 2017, TransAlta maintains investment grade ratings from three credit rating agencies. TransAlta is focused on strengthening its financial position and maintaining investment grade credit ratings with these major rating agencies.
Counterparties enter into certain commodity agreements, such as electricity and natural gas purchase and sale contracts, for the purposes of asset-backed sales and proprietary trading. The terms and conditions of these agreements may contain credit-contingent features (such as downgrades in creditworthiness), which if triggered may result in the Corporation having to post collateral to its counterparties.
TransAlta manages liquidity risk by monitoring liquidity on trading positions; preparing and revising longer-term financing plans to reflect changes in business plans and the market availability of capital; and reporting liquidity risk exposure for proprietary trading activities on a regular basis to the Risk Management Committee, senior management, and the Board.
A maturity analysis of the Corporation’s financial liabilities is as follows:

	2018	2019	2020	2021	2022	2023 and thereafter	Total
Accounts payable and accrued liabilities	595	—	—	—	—	—	595
Long-term debt(1)	730	469	472	100	581	1,312	3,664
Commodity risk management assets	(81)	(94)	(88)	(102)	(103)	(260)	(728)
Other risk management (assets) liabilities	(37)	1	1	1	—	—	(34)
Finance lease obligations	18	15	12	6	4	14	69
Interest on long-term debt and finance lease obligations(2)	177	153	125	102	95	692	1,344
Dividends payable	34	—	—	—	—	—	34
Total	1,436	544	522	107	577	1,758	4,944

(1) Excludes impact of hedge accounting.
(2) Not recognized as a financial liability on the Consolidated Statements of Financial Position.

C. Collateral

I. Financial Assets Provided as Collateral

At Dec. 31, 2017, the Corporation provided $67 million (2016 - $77 million) in cash and cash equivalents as collateral to regulated clearing agents as security for commodity trading activities. These funds are held in segregated accounts by the clearing agents. Collateral provided is included in accounts receivable in the statement of financial position.
II. Financial Assets Held as Collateral
At Dec. 31, 2017, the Corporation held $21 million (2016 - $21 million) in cash collateral associated with counterparty obligations. Under the terms of the contracts, the Corporation may be obligated to pay interest on the outstanding balances and to return the principal when the counterparties have met their contractual obligations, or when the amount of the obligation declines as a result of changes in market value. Interest payable to the counterparties on the collateral received is calculated in accordance with each contract. Collateral held is included in accounts payable in the Consolidated Statements of Financial Position.
III. Contingent Features in Derivative Instruments
Collateral is posted in the normal course of business based on the Corporation’s senior unsecured credit rating as determined by certain major credit rating agencies. Certain of the Corporation’s derivative instruments contain financial assurance provisions that require collateral to be posted only if a material adverse credit-related event occurs. If a material adverse event resulted in the Corporation’s senior unsecured debt falling below investment grade, the counterparties to such derivative instruments could request ongoing full collateralization.
As at Dec. 31, 2017, the Corporation had posted collateral of $131 million (Dec. 31, 2016 - $116 million) in the form of letters of credit on derivative instruments in a net liability position. Certain derivative agreements contain credit-risk-contingent features, which if triggered could result in the Corporation having to post an additional $96 million (Dec. 31, 2016 - $49 million) of collateral to its counterparties.